UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  January 25, 2013

WORTHINGTON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-52590	20-1399613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Montgomery Street #1094, San Francisco, CA 94104
(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 666-2337

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On January 25, 2013, Worthington Energy, Inc. (the “Company”) entered into a settlement agreement and mutual release of claims (the “Settlement Agreement”) with Anthony Mason (“Mason”) and Black Cat Exploration & Productions, LLC (“Black Cat”).  Pursuant to the terms of the Settlement Agreement, the Company agreed to pay Black Cat and/or Mason $125,000 in 10 equal payments, with the first payment due March 11, 2013 and the remaining payments every 30 days thereafter until paid in full (the “Settlement Payment”).  In the event that the Company obtains a credit facility in an amount equal to or greater than $3,500,000, the full amount of the Settlement Payment then outstanding will become immediately due and payable.  In addition, the Company agreed to transfer to Black Cat all title and interest the Company owned in the I-1 well, Mustang Island 818-L lease and other assets acquired from Black Cat pursuant to the Purchase and Sale Agreement between the Company and Black Cat, dated November 14, 2011, as amended by the First Amendment to Purchase and Sale Agreement dated March 5, 2012 (the “Purchase Agreement”).  Furthermore, all production from the I-1 well, from the date the well went online (approximately August 30, 2012) was transferred to Black Cat in connection with the Settlement Agreement.

Black Cat agreed to return to the Company for cancellation the 4.5 million shares of the Company it received in connection with the Purchase Agreement as well as all studies and engineering information related to the VM 179 seismic acquisition.  Further, in connection with the Settlement Agreement, Mason agreed to resign as President, Chief Executive Officer and a Director of the Company.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

See Item 1.01 for a discussion of the disposition of the I-1 well and other assets.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of David Pinkman

Effective January 31, 2013, the Board of Directors (the “Board”) of Worthington Energy, Inc. (the “Company”) appointed Mr. David E. T. Pinkman to the Board of Directors to fill a vacancy created by the resignation of Anthony Mason. Mr. Pinkman is CFO and a director of Saccharum Energy Corp., a TSX Venture Exchange-listed junior oil and gas exploration company, and has held these positions since October, 2009.  He is also currently a director of Red Rock Energy Inc., a TSX Venture Exchange-listed junior uranium exploration and oil and gas exploration company, and has held that position since April, 2005.  Previously, he was CFO and a director of PanWestern Energy Inc., a listed junior oil and gas company, and served in those roles from November, 2001 to April, 2010.  He was also President and a director of Explorator Resources Inc., a CPC company, and held those positions from September 2005 to January, 2007.  Prior to that, he was Vice President and a director of Powermax Energy Inc., a TSXV-listed oil and gas issuer, from January 2002 until September, 2005.  He was also a director of Renewable Power & Light Plc., an AIM-listed independent power production company, from June, 2006 to October, 2007.  From January 2001 to November 2001, Mr. Pinkman was Vice President, International, of Maxim Power Corp. (formerly Jupiter Power International Inc.) (TSXV listed).  He was executive Chairman and a director of Jupiter Power International Inc. prior thereto and from August 1993 until December 2000.

Mr. Pinkman was a partner at the law firm Pinkman, McArdle, Barristers and Solicitors from 1991 until December 2000.  Called to the bar in 1985, as a lawyer he has practiced primarily in the areas of corporate and securities law.  He has served on the boards of a number of public and private companies carrying on business in the resource and other industries.  In addition, Mr. Pinkman has served on the boards of a variety of local volunteer organizations, and continues to serve as a director and Vice-President of Wild Rose Motocross Association, a non-profit association registered under the Societies Act (RSA 1980, as amended).  Mr. Pinkman obtained a BA degree from the University of Calgary in 1980, and an LLB degree from the University of British Columbia in 1984.

There are no arrangements or understandings between Mr. Pinkman and any other person pursuant to which he was selected to serve on the Board. There are no relationships between Mr. Pinkman and the Company that would require disclosure under Item 404(a) of Regulation S-K.

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Reappointment of Charles Volk

Effective January 31, 2013, the Board of Directors of the Company reappointed Mr. Charles K. Volk as the Company’s CEO and President. Mr. Volk currently serves as the Company’s Chairman of the Board of Directors.

Mr. Volk has been our Chairman of the Board of Directors since March 2010. Mr. Volk has been the Chairman of Bermuda Segregated Funds, Ltd. an open end Mutual Fund in Bermuda since March 2008. Mr. Volk has also served as the Chairman and President of Osage Energy Corporation from 2004 to 2007, as the Managing Director of Cyril Petrochemical Corporation, as the Managing Director of Norman Capital, Inc. from 1992 to 1997, as a business development consultant to Asset Growth Partners, Inc. from 1991 to 1992, as President of Gold Circle Mines, Inc. from 1983 to 1991, and as General Partner of Oil & Gas Partnerships from 1981 to 1993. In addition, Mr. Volk participated in the management and marketing of Esilux Corporation, an international marketer and distributor of specialized industrial safety systems. Mr. Volk received his B.S. degree in Business Administration from the Menlo School of Business Administration in Menlo Park, CA in 1981.

Resignation of Paul Jordan

Effective January 31, 2013, Mr. Paul Jordan resigned as a Director of the Company for personal reasons.  In submitting his resignation, Mr. Jordan did not express any disagreement with the Company on any matter relating to the registrant's operations, policies or practices.

Resignation of Cliff Henry

Effective January 30, 2013, Mr. Cliff Henry resigned as a Director of the Company for personal reasons.  In submitting his resignation, Mr. Henry did not express any disagreement with the Company on any matter relating to the registrant's operations, policies or practices.

Resignation of Anthony Mason

Effective January 30, 2013, in connection with the Settlement Agreement, Mr. Anthony J. Mason resigned, effective immediately, as an officer and director of the Company. In submitting his resignation, Mr. Mason did not express any disagreement with the Company on any matter relating to the registrant's operations, policies or practices.

Item 9.01                      Financial Statements and Exhibits.

(b) Pro forma financial information.

The Pro Forma Financial Information concerning the disposition of the I-1 well and other assets are appended to this report beginning on page F-1.

(d) Exhibits.

10.01	Settlement Agreement and Mutual Release of Claims, dated January 25, 2013, by and among Worthington Energy, Inc., Black Cat Exploration & Productions, LLC and Anthony Mason.
99.01	Letter of Resignation from Paul Jordan, dated January 31, 2013.
99.02	Letter of Resignation from Cliff Henry, dated January 30, 2013.
99.03	Letter of Resignation from Anthony J. Mason, dated January 30, 2013.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORTHINGTON ENERGY, INC.

Date: February 7, 2013	By: /s/ CHARLES F. VOLK, JR.
Charles F. Volk, Jr.
Chief Executive Officer

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WORTHINGTON ENERGY, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On January 25, 2013, Worthington Energy, Inc. (the Company) entered into a Settlement Agreement and Mutual Release of Claims (the “Settlement Agreement”) with Anthony Mason (“Mason”) and with Black Cat Exploration & Production, LLC (“Black Cat”).  Pursuant to the terms of the Settlement Agreement, the Company agreed to, among other matters, 1) relinquish any and all title claims to the working interest in the Mustang Island 818-L lease and the I-1 well located on the lease and to pay Mason $125,000 in exchange for the 1) the return of 4.5 million (post-reverse split) shares of common stock and the discharge of all liabilities owed by the Company to Mason and to Black Cat.

The following unaudited pro forma financial information includes adjustments to the historical consolidated financial statements of the Company that give effect to events that are directly attributable to the Settlement Agreement and are factually supportable. The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2012 has been prepared to present the effects on the historical consolidated financial position of the Company as though the Settlement Agreement had occurred on September 30, 2012. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2012 has been prepared to present the effects on the historical results of operations of the Company as though the Settlement Agreement had occurred at the beginning of that period.  The Settlement Agreement would have had no effects on the historical results of operations of the Company for the year ended December 31, 2011.

Pro forma financial information is intended to provide investors with information about the continuing impact of a transaction by showing how a specific transaction might have affected historical financial statements by illustrating the scope of the change in the historical financial position and results of operations. The pro forma adjustments made to the historical financial information give effect to events that are directly attributable to the Settlement Agreement and that are expected to have a continuing impact.

The unaudited pro forma condensed consolidated financial statements set forth below are not factual and there can be no assurance that the actual results of operations would not have differed significantly from those set forth below or that the impact of the Settlement Agreement in the future will not differ significantly from those presented below. Accordingly, the unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and do not purport to represent, and are not necessarily indicative of, what the Company’s actual financial position and results of operations would have been had the Settlement Agreement occurred on the dates indicated, nor are they indicative of the Company’s future financial position or results of operations. Readers of this pro forma financial information are cautioned not to place undue reliance on such information and no one makes any representation regarding the information set forth below or what the ultimate performance of the Company will be in comparison to it.

The unaudited pro forma condensed consolidated financial statements do not purport to present the financial position or results of operations of the Company had the transactions and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

WORTHINGTON ENERGY, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2012

			Pro Forma
	Historical		Adjustments	Pro Forma

ASSETS

Current Assets	$22,300		$-	$22,300
Oil and gas properties	8,588,374	(1)	(2,301,925)	6,286,449
Other assets	449,869			449,869

Total Assets	$9,060,543		$(2,301,925)	$6,758,618

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts payable and accrued liabilities	$1,647,795	(1)	$(151,428)	$1,496,367
Payable to Ironridge Global IV, Ltd.	1,105,030			1,105,030
Payable - Anthony Mason and Black Cat Exploration & Production, LLC	-	(1)	125,000	125,000
Unsecured convertible promissory notes payable, net of discount	611,975			611,975
Secured notes payable, net of discount	1,733,121	(1)	(1,050,000)	683,121
Convertible debentures	2,535,611			2,535,611
Total Current Liabilities	7,633,532		(1,076,428)	6,557,104

Long-Term Liabilities
Long-term asset retirement obligation	37,231			37,231
Derivative liabilities	7,287,240			7,287,240
Total Long-Term Liabilities	7,324,471		-	7,324,471

Total Stockholders' Equity (Deficit)	(5,897,460)	(1)	(1,225,497)	(7,122,957)

Total Liabilities and Stockholders' Equity (Deficit)	$9,060,543		$(2,301,925)	$6,758,618

See the accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

WORTHINGTON ENERGY, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

			Pro Forma
	Historical		Adjustments	Pro Forma

Oil and gas revenues	$-		$-	$-

Costs and operating expenses	1,732,185	(1)	(3,583)	1,728,602

Loss from operations	(1,732,185)		3,583	(1,728,602)

Other income (expense)
Change in fair value of derivative liabilities	(3,162,483)			(3,162,483)
Interest expense	(628,819)	(1)	63,551	(565,268)
Amortization of deferred financing costs	(224,451)			(224,451)
Amortization of discount on debt	(3,002,567)			(3,002,567)
Total other income (expense)	(7,018,320)		63,551	(6,954,769)

Net Loss	$(8,750,505)		$67,134	$(8,683,371)

Basic and Diluted Loss Per Common Share	$(0.63)			$(0.71)

Basic and Diluted Weighted-Average
Common Shares Outstanding	13,936,167			12,146,021

See the accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

WORTHINGTON ENERGY, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On January 25, 2013, Worthington Energy, Inc. (the Company) entered into a Settlement Agreement and Mutual Release of Claims (the “Settlement Agreement”) with Anthony Mason (“Mason”) and with Black Cat Exploration & Production, LLC (“Black Cat”).  Pursuant to the terms of the Settlement Agreement, the Company agreed to, among other matters, 1) relinquish any and all title claims to the working interest in the Mustang Island 818-L lease and the I-1 well located on the lease and to pay Mason $125,000 in exchange for the 1) the return of 4.5 million (post-reverse split) shares of common stock and the discharge of all liabilities owed by the Company to Mason and to Black Cat.

(1)
The carrying value of the Company’s interest in the Mustang Island 818-L lease and the I-1 well is $2,301,925.  The liability to Mason totals $125,000 and is payable in 10 monthly installments of $12,500 per month.  The balances of recorded liabilities to Mason and to Black Cat at September 30, 2012 that are being discharged under the Settlement Agreement are as follows:

Accrued consulting fees	$32,833
Payable for business expenses	4,162
Accrued payroll	45,833
Accrued interest	63,551
Payable to well operator	5,049

$151,428

The unpaid balance as of September 30, 2012 on the secured note payable to Black Cat that is being discharged under the Settlement Agreement is $1,050,000.

The pro forma effects on stockholders’ equity (deficit) are composed of the return and cancellation of 4.5 million (post-reverse split) shares of common stock, net of the loss from the Settlement Agreement for the the carrying value of the oil and gas property in excess of the amounts of liabilities discharged and the value of the common stock returned to the Company.

Interest expense on the note to Black Cat was $63,551 for the nine months ended September 30, 2012.  Lease operating expenses on the I-1 well were $3,583 for the nine months ended September 30, 2012.